UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of European Wax Center, Inc. (the “Company”) or any subsidiary of the company.

Item 1.01 Entry into a Material Definitive Agreement.

Class A-2 Notes

On March 28, 2022, EWC Master Issuer LLC, a limited-purpose, bankruptcy remote, indirect subsidiary of the Company (the “Master Issuer”), EWC Ventures, LLC (the “Manager”), and EWC Holding Guarantor LLC, EWC Franchisor LLC and EWC Distributor LLC (each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Manager) (collectively, the “Guarantors”), the Company, EW Holdco, LLC, EWC P&T, LLC, EWC Franchise, LLC and EWC Franchise Distribution, LLC, entered into a Note Purchase Agreement dated March 28, 2022 (the “Purchase Agreement”), with Guggenheim Securities, LLC, as representative of the several initial purchasers, relating to the issuance and sale of $400 million principal amount of Series 2022-1 5.50% Fixed Rate Senior Secured Notes, Class A-2, with an anticipated term of five (5) years (the “Class A-2 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. The Purchase Agreement contains customary closing conditions and the offering is anticipated to close in April 2022 (the “Closing Date”), subject to satisfaction of various closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 1.1.

Item 8.01 Other Events.

On March 28, 2022, the Company issued a press release announcing that certain of its subsidiaries have priced a new series of securitized debt. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
1.1

Series 2022-1 Class A-2 Note Purchase Agreement dated March 28, 2022, among EWC Master Issuer LLC, as Master Issuer, EWC Holding Guarantor LLC, EWC Franchisor LLC and EWC Distributor LLC, each as Guarantor, EWC Ventures, LLC, as Manager, the Company, EW Holdco, LLC, EWC P&T, LLC, EWC Franchise, LLC, EWC Franchise Distribution, LLC and Guggenheim Securities, LLC, as representative of the several initial purchasers.

99.1	Press release issued by European Wax Center, Inc. on March 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date: March 28, 2022	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor
Title: Chief Legal Officer, Chief Human Resources Officer and Corporate Secretary